UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2010
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33402	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 203-5700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In a Form 8-K filed on September 2, 2010, Trico Marine Services, Inc. (the “Company”) announced that it received notice from The NASDAQ Listing Qualifications Staff (the “Staff”) stating that the Staff had determined that the Company’s securities would be delisted from The NASDAQ Stock Market LLC (the “NASDAQ”), trading of the Company’s common stock would be suspended at the opening of business on September 8, 2010, and a Form 25-NSE would be filed with the Securities and Exchange Commission, which would remove the Company’s securities from listing and registration on the NASDAQ.
     On September 15, 2010, the Company received correspondence from the NASDAQ’s Hearings Coordinator (“Hearings Coordinator”) indicating that on September 17, 2010, pursuant to the Hearing Coordinator’s obligations under NASDAQ Listing Rule 5830 and Rule 12d2-2 of the Securities Exchange Act, NASDAQ was going to issue a press release announcing the following:
Delisting of Securities of Trico Marine Services, Inc. from The NASDAQ Stock Market
NEW YORK, September 17, 2010 — The NASDAQ Stock Market announced today that it will delist the common stock of Trico Marine Services, Inc. Trico Marine Services, Inc.’s stock was suspended on September 08, 2010 and has not traded on NASDAQ since that time. NASDAQ will file a Form 25 with the Securities and Exchange Commission to complete the delisting. The delisting becomes effective ten days after the Form 25 is filed. For news and additional information about the company, including the basis for the delisting and whether the company’s securities are trading on another venue, please review the company’s public filings or contact the company directly.
For more information about The NASDAQ Stock Market, visit the NASDAQ Web site at http://www.nasdaq.com. NASDAQ’s rules governing the delisting of securities can be found in the NASDAQ Rule 5800 Series, available on the NASDAQ Web site: http://www.cchwallstreet.com/NASDAQTools/bookmark.asp?id=nasdaq-rule_5800&manual=/nasdaq/main/nasdaq-equityrules/.
     On September 20, 2010, the NASDAQ filed the Form 25 with the Securities and Exchange Commission.
     The Company’s common stock is currently quoted on the Pink OTC Markets Inc. (the “Pink Sheets”) under the symbol “TRMAQ.” However, the Company can give no assurance that trading in its common stock will continue on the Pink Sheets or on any other securities exchange or quotation medium.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC. (Registrant)
Dated: September 21, 2010	By:	/s/ Brett Cenkus
Brett Cenkus
General Counsel and Secretary